First Quarter 2024 Earnings Presentation Exhibit 99.2

Forward-Looking Statements and Non-GAAP Financial Measures 2 Certain statements in this press release which are not historical in nature are intended to be, and are hereby identified as, “forward-looking statements” for purposes of the safe harbor provided by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include, but are not limited to, statements about the benefits of the Company’s merger with Allegiance Bancshares, Inc. and CBTX, Inc. (the “Merger”) which became effective on October 1, 2022, including future financial performance and operating results, the Company’s plans, business and growth strategies, objectives, expectations and intentions, and other statements that are not historical facts, including projections of macroeconomic and industry trends, which are inherently unreliable due to the multiple factors that impact economic trends, and any such variations may be material. Forward-looking statements may be identified by terminology such as “may,” “will,” “should,” “could,” “scheduled,” “plans,” “intends,” “projects,” “anticipates,” “expects,” “believes,” “estimates,” “potential,” “would,” or “continue” or negatives of such terms or other comparable terminology. All forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors that may cause the actual results, performance or achievements of Stellar Bancorp, Inc. (“Stellar”) to differ materially from any results expressed or implied by such forward-looking statements. Such factors include, among others: the risk that the cost savings and any revenue synergies from the Merger may not be fully realized or may take longer than anticipated to be realized; disruption to our business as a result of the Merger; the risk that the integration of operations will be materially delayed or will be more costly or difficult than we expected or that we are otherwise unable to successfully integrate our legacy businesses; the amount of the costs, fees, expenses and charges related to the Merger; reputational risk and the reaction of our customers, suppliers, employees or other business partners to the Merger; changes in the interest rate environment, the value of Stellar’s assets and obligations and the availability of capital and liquidity; general competitive, economic, political and market conditions; and other factors that may affect future results of Stellar including changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer borrowing, repayment, investment and deposit practices; the impact, extent and timing of technological changes; capital management activities; disruptions to the economy and the U.S. banking system caused by recent bank failures, risks associated with uninsured deposits and responsive measures by federal or state governments or banking regulators, including increases in the cost of our deposit insurance assessments and other actions of the Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation and Texas Department of Banking and legislative and regulatory actions and reforms. Additional factors which could affect the Company’s future results can be found in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, in each case filed with the SEC and available on the SEC’s website at https://www.sec.gov. We disclaim any obligation and do not intend to update or revise any forward-looking statements contained in this communication, which speak only as of the date hereof, whether as a result of new information, future events or otherwise, except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements. GAAP Reconciliation of Non-GAAP Financial Measures The Company’s management uses certain non-GAAP (generally accepted accounting principles) financial measures to evaluate its performance. The Company believes that these non- GAAP financial measures provide meaningful supplemental information regarding its performance and that management and investors benefit from referring to these non-GAAP financial measures in assessing the Company’s performance and when planning, forecasting, analyzing and comparing past, present and future periods. Specifically, the Company reviews pre-tax, pre-provision income; pre-tax pre-provision ROAA, the ratio of tangible equity to tangible assets; net interest margin (tax equivalent) excluding purchase accounting adjustments; and loan yield excluding accretion for internal planning and forecasting purposes. The Company has included in this presentation information relating to these non-GAAP financial measures for the applicable periods presented. These non-GAAP measures should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner in which Stellar calculates the non-GAAP financial measures may differ from that of other companies reporting measures with similar names.

3 (1) Refer to the calculation of this non-GAAP financial measure and a reconciliation to its most directly comparable GAAP financial measure in the appendix. Houston’s Largest Regionally-Focused Bank  Principal banking subsidiary renamed Stellar Bank upon successful system conversion in February 2023  Combination delivered scale, growth opportunities, and talent depth  Merger-of-equals between CBTX, Inc. and Allegiance Bancshares, Inc. became effective October 1, 2022 (NYSE: STEL)  Valuable franchise in one of the best markets in the U.S. Banking Centers  Strong core earnings power and capital position 3/31/2024 12/31/2023 Total assets 10,729,222$ 10,647,139$ Total loans 7,908,111 7,925,133 Total deposits 8,794,716 8,873,467 Total loans to total deposits 89.92% 89.31% Equity to assets 14.27% 14.29% Tangible equity to tangible assets (1) 9.12% 9.04% (Dollars in thousands) Banking Centers Free-standing ATM

$1.9 $1.9 $2.1 $2.5 $2.6 $3.0 $3.1 $5.5 $5.7 $6.7 $7.6 $7.8 $8.6 $10.2 $12.0 $27.2 $29.8 $157.3 Texas Independent BOK Regions Texas Capital Truist Comerica Third Coast Woodforest Prosperity Capital One Frost Cadence Stellar PNC Zions BofA Wells Fargo JPMorgan Focused on Serving the Houston Region 4 Note: Deposit market share based on FDIC data as of June 30, 2023. 1) Houston Region defined as the Houston-Pasadena-The Woodlands and Beaumont-Port Arthur MSAs; Excludes non-retail branches. Source: S&P Capital IQ Pro; Excludes non-retail branches Stel Houston Region Market Share(1) Deposits (dollars in billions) Houston Percent of Houston T otal Assets Region Com pany Region Market Nam e ($B) Deposits ($B) Deposits (%) Share (%) JPMorgan 3,868 157.3 6.6 48.2 Wells Fargo 1,876 29.8 2.2 9.1 BofA 3,123 27.2 1.4 8.3 Zions 87.2 12.0 16.2 3.7 PNC 558 10.2 2.4 3.1 Stellar 10.8 8.6 97.7 2.6 Cadence 48.8 7.8 20.1 2.4 Frost 48.6 7.6 18.8 2.3 Capital One 468 6.7 1.9 2.0 Prosperity 39.9 5.7 20.9 1.8 Woodforest 9.6 5.5 69.7 1.7 Third Coast 4.0 3.1 90.9 0.9 Comerica 91.0 3.0 4.5 0.9 Truist 555 2.6 0.6 0.8 Texas Capital 29.0 2.5 10.7 0.8 Regions 156 2.1 1.6 0.6 BOK 49.2 1.9 5.7 0.6 Texas Independent 2.2 1.9 100.0 0.6 (1)

5 First Quarter 2024 Highlights (1) Refer to the calculation of these non-GAAP financial measures and a reconciliation to their most directly comparable GAAP financial measures in the appendix. (2) Interim periods annualized. (3) Link to S&P’s Market Intelligence Report: https://pages.marketintelligence.spglobal.com/rs/565-BDO-100/images/South-Central-region-dominates-2023-US-public-bank-performance-ranking.pdf?version=0  Solid Profitability: First quarter 2024 net income of $26.1 million, or diluted earnings per share of $0.49, translated into an annualized return on average assets of 0.98%, an annualized return on average equity of 6.88% and an annualized return on average tangible equity of 11.47%(1).  Strong Net Interest Margin: Tax equivalent net interest margin was 4.26% for the first quarter of 2024 compared to 4.40% for the fourth quarter of 2023. The tax equivalent net interest margin, excluding purchase accounting accretion (“PAA”), was 3.91%(1) for the first quarter of 2024 compared to 3.91%(1) for the fourth quarter of 2023.  Meaningful Regulatory Capital Build: Total risk-based capital ratio increased to 14.62% at March 31, 2024 from 14.02% at December 31, 2023 and Tier 1 leverage ratio increased to 10.41% at December 31, 2023 from 10.18% at December 31, 2023.  Favorable Cost of Funds: Cost of funds was 2.06% for the first quarter of 2024 compared to 2.03% for the fourth quarter of 2023. Q1 2024 Financial Highlights Tangible Book Value Per Share (1) Total Capital Ratio $14.02 $17.02 $17.23 12/31/2022 12/31/2023 3/31/2024 Q1 2024 Recognition  Named the Third Best Performing U.S. Public Bank in the Country in S&P Global Market Intelligence’s Annual Rankings(3). 12.39% 14.02% 14.62% 12/31/2022 12/31/2023 3/31/2024

Deposit Summary 6 Deposit Portfolio Composition Deposits (in millions) Maintaining Discipline Navigating Competitive Deposit Market As of March 31, 2024: • Estimated uninsured deposits, net of collateralized deposits: 42.8% • Average account size: $78 thousand, excluding collateralized and brokered deposits • Loan to deposit ratio: 89.9% • Noninterest-bearing deposits to total deposits: 37.8% • Brokered deposits: $786.6 million from $615.9 million at December 31, 2023 . (1) NIB 37.8% IB Demand 17.9% MMDA & Sav. 25.1% CD's 19.2% Q1 2024 Q4 2023 Noninterest-bearing ("NIB") 3,323,149$ 3,546,815$ Interest-bearing demand ("IB Demand") 1,576,261 1,659,999 Money market and savings ("MMDA & Sav.") 2,203,767 2,136,777 Certificates and other time ("CD's") 1,691,539 1,529,876 Total deposits 8,794,716$ 8,873,467$ Cost of deposits 1.94% 1.84% Cost of interest-bearing deposits 3.24% 3.15% (Dollars in thousands)

Loan Summary

Loan Portfolio Composition

	Q1 2024	Q4 2023
	(In thousands)	
Commercial and Industrial ("C&I")	$ 1,455,755	$ 1,414,102
Nonowner-occupied Commercial Real Estate ("NOO CRE")	1,711,089	1,728,566
Owner-occupied CRE ("OO CRE")	1,886,641	1,880,075
Multifamily Real Estate ("MF")	452,155	463,166
Total Commercial Real Estate	4,049,885	4,071,807
CRE Construction & Development ("CRE C&D")	1,039,443	1,060,406
1-4 Family Residential ("1-4 Family")	1,049,316	1,047,174
Residential Construction ("Resi. C&D")	252,573	267,357
Consumer and other ("Other")	61,139	64,287
Total	$ 7,908,111	$ 7,925,133



Other
0.8%
C&I
18.4%
1-4 Family
13.3%
MF
5.7%
Resi. C&D
3.2%
CRE C&D
13.1%
NOO CRE
21.6%
OO CRE
23.9%

	Q1 2024				Q4 2023			
	Average Outstanding Balance	Interest Earned	Average Yield	Excl. PAA[(1)]	Average Outstanding Balance	Interest Earned	Average Yield	Excl. PAA[(1)]
	(Dollars in thousands)							
Interest-Earning Assets:								
Loans	$ 7,938,824	$ 134,685	6.82%	6.39%	$ 7,973,780	$ 139,114	6.92%	6.34%
Securities	1,441,814	10,111	2.82%		1,386,079	10,040	2.87%	
Deposits in other financial institutions	264,906	3,627	5.51%		217,068	3,021	5.52%	
Total interest-earning assets	$ 9,645,544	$ 148,423	6.19%	5.83%	$ 9,576,927	$ 152,175	6.30%	5.82%

(1) Refer to the calculation of these non-GAAP financial measures and a reconciliation to their most directly comparable GAAP financial measures in the appendix.

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CRE and Office Detail: Q1 2024 8 (1) (1) CRE (incl. multifamily) by Property Type CRE - Office Owner- occupied 41.8% Non-owner occupied 58.2% Retail 16.2% Office 10.7% Warehouse 14.5% Multi-family 11.8% C-Store 10.5% Auto Sales/ Repair 3.9% Hotel/ Motel 4.4% Industrial 3.9% Restaurant Bar 4.0% Healthcare 2.9% Other 17.2% Retail 666.2$ 1.2$ 16.2% Warehouse 596.5 0.8 14.5% Multi-family 485.9 2.1 11.8% Office 439.9 0.8 10.7% Convenience Store 431.5 1.3 10.5% Hotel / Motel 180.9 3.9 4.4% Restaurant / Bar 162.2 1.0 4.0% Industrial 160.9 1.5 3.9% Auto Sales / Repair 159.4 0.7 3.9% Healthcare 120.6 1.1 2.9% Other 645.9 1.0 17.2% Total 4,049.9$ 1.1 100.0% Property Type Balance % of Total Average Loan Size (Dollars In millions) Flex Office Space 74 54.1$ 0.7$ 12.3% Multi-Story Office Building 138 248.9 1.8 56.6% Single Story Office Building 326 136.9 0.4 31.1% Total 538 439.9$ 0.8 100.0% 0 - 12 months 90 63.2$ 0.7$ 14.4% 13 - 24 Months 74 32.5 0.4 7.4% 25 - 36 Months 75 83.5 1.1 19.0% 37 - 48 Months 86 75.0 0.9 17.0% 49 + Months 213 185.7 0.9 42.2% Total 538 439.9$ 0.8 100.0% % of Total Average Loan Size Collateral Type Number Balance (Dollars in millions) (Dollars in millions) Maturity Average Loan Size % of TotalNumber Balance

CRE Construction and Development: Q1 2024 9 (1) (1) • Total committed exposure for CRE construction loans was $1.4 billion at March 31, 2024 and December 31, 2023 • The largest category of CRE construction loans was Land – Commercial at $380.9 million outstanding, or 36.6%, of CRE construction loans • Owner-occupied CRE construction loans were 19.2% of CRE construction loans (1) Multi-family community development loans (“CD”). CRE Construction Lending Highlights Number Balance Number Balance Land - Commercial 487 380.9$ 0.8$ 482 394.0$ 0.8$ Warehouse 41 127.0 3.1 35 128.3 3.7 Multi-family - CD(1) 14 120.3 8.6 9 80.5 8.9 Land - Residential Lot 284 82.8 0.3 298 85.2 0.3 Retail 35 52.6 1.5 35 56.7 1.6 Convenience Store 23 47.3 2.1 31 56.9 1.8 Residential Subdivision 9 40.1 4.5 8 32.5 4.1 Multi-family - Market Rate 11 39.4 3.6 11 64.7 5.9 Other 113 149.0 1.3 112 161.6 1.4 Total 1,017 1,039.4$ 1.0 1,021 1,060.4$ 1.0 Average Loan Size Average Loan Size (Dollars in millions) (Dollars in millions) Q1 2024 Loan Type Q4 2023 Land - Commercial 36.6% Warehouse 12.2%Multi-family - CD 11.6% Multi-family - Market Rate 3.8% Land - Residential Lot 8.0% Retail 5.1% C-Store 4.5% Residential Subdivision 3.9% Other 14.3%

Asset Quality Summary 10 Nonperforming Loans by Type (1) Combined represents the simple addition of legacy balances for 2022; estimated. Allowance for credit losses on loans: • $96.3 million, or 1.22% of total loans, at March 31, 2024, compared to $91.7 million, or 1.16% of total loans, as of December 31, 2023 Allowance for credit losses on loans to nonperforming loans: • 168.54% at March 31, 2024, compared to 233.94% as of December 31, 2023 C&I 12.9% CRE 28.3% OO CRE 9.9% Multifamily RE 4.4% CRE C&D 12.9% 1-4 Family 22.6% Other 9.0% Q1 2024 Q4 2023 Total nonperforming loans 57,129$ 39,191$ Nonperforming loans to total loans 0.72% 0.49% Total nonperforming assets 57,129$ 39,191$ 0.53% 0.37% Net charge-offs 714$ 2,577$ 0.04% 0.13% (Dollars in thousands) Nonperforming assets to total assets Net charge-offs to average loans (annualized) Nonaccrual Loans with No Related Allowance Nonaccrual Loans with Related Allowance Total Nonaccrual Loans Commercial and industrial 1,073$ 14,392$ 15,465$ Commercial real estate (including multi-family residential) 15,905 5,363 21,268 Commercial real estate construction and land development 7,664 742 8,406 1-4 family residential (including equity) 7,310 3,058 10,368 Residential construction — 1,410 1,410 Consumer and other 32 180 212 31,984$ 25,145$ 57,129$ (In thousands)

Regulatory Capital Ratios 11 (1) Refer to the calculation of this non-GAAP financial measure and a reconciliation to its most directly comparable GAAP financial measure in the appendix. Minimum Required Plus Capital Conservation Buffer Consolidated Capital Ratios Estimated Total Capital Ratio (to risk-weighted assets) 14.62% 14.02% 10.50% Estimated Common Equity Tier 1 Capital Ratio (to risk-weighted assets) 12.29% 11.77% 7.00% Estimated Tier 1 Capital Ratio (to risk-weighted assets) 12.41% 11.89% 8.50% Estimated Tier 1 Leverage Ratio (to average tangible assets) 10.41% 10.18% 4.00% Estimated Tangible Equity to Tangible Assets (1) 9.12% 9.04% N/A Bank Capital Ratios Estimated Total Capital Ratio (to risk-weighted assets) 14.13% 13.65% 10.50% Estimated Common Equity Tier 1 Capital Ratio (to risk-weighted assets) 12.61% 12.20% 7.00% Estimated Tier 1 Capital Ratio (to risk-weighted assets) 12.61% 12.20% 8.50% Estimated Tier 1 Leverage Ratio (to average tangible assets) 10.59% 10.44% 4.00% March 31, 2024 December 31, 2023

12 Liquidity Profile Stellar is well-positioned to manage through the current environment Sources of Liquidity at March 31, 2024 Sources of Liquidity Estimated Uninsured Deposits at March 31, 2024 (1) Brokered deposit capacity is governed by internal policy limits. (Dollars in millions) Cash 400$ Unpledged securities 921 Total on-balance sheet 1,321 FHLB available capacity 2,137 Discount window available capacity 854 Total immediate available liquidity 4,312 Available brokered deposit capacity(1) 979 Total available liquidity 5,291$ (Dollars in millions) Total deposits 8,795$ Estimated uninsured deposits 4,799 Less: collateralized deposits (1,032) Estimated uninsured, net of collateralized deposits 3,767$ Percent of total deposits 42.8% 114.5% 140.5% Immediate available liquidity coverage of estimated uninsured deposits, net of collateralized deposits Total available liquidity coverage of estimated uninsured deposits, net of collateralized deposits

13 Key Takeaways Excellent core funding profile Strong earnings power and franchise value in one of the best markets in the U.S. Key success factors: Credit performance and risk management Significant financial flexibility Positioned for rapid capital-build to continue

Diverse and Strong Markets of Operation

Greater Houston Market

- Houston is the **#4** most diverse city in the U.S. based on socioeconomic factors, according to Wallet Hub
- Houston added nearly 140,000 residents in '23, **2nd** among U.S. metros in population growth. The increase equates to a new resident every 3.8 minutes
- **25th** largest economy in the world – if ranked as a country
  - **14th** largest population in the U.S – if ranked as a state
- Port Houston is the busiest Gulf Coast container port, the Houston Ship Channel is **#1** ranked U.S. port in total foreign and domestic waterborne tonnage
- Houston is home to the Texas Medical Center, the world's largest medical complex, which has 10 million annual patient encounters
- Business friendly: **#3** among U.S. metro areas in Fortune 500 headquarters (26)
- Major business clusters in Beaumont-Port Arthur area include chemical and petroleum manufacturing, materials manufacturing and transportation

Houston is Diverse, with Significant Economic Tailwinds

Population Change ('19-'24)	Houston MSA: 6.0% Texas: 5.9% / U.S: 2.1%
Median Household Income ('24)	Houston MSA: $75,557 Texas: $73,203 / U.S: $75,874
Significant Deposit Share	Stellar has over $8.6 billion in deposits in the Houston region[1]

Top 10 Bank by Deposits in Houston Region[1] ($B)



JP Morgan $157
Wells Fargo 29.8
BofA 27.2
Zions 12.0
PNC 10.2
Stellar 8.6
Cadence 7.8
Frost 7.6
Capital One 6.7
Prosperity 5.7
Houston HQ Bank

Est. Population Growth '24-'29



4.9%
4.7%
2.4%
Houston MSA
Texas
USA

Est. Number of Households Growth '24-'29



5.1%
5.1%
2.7%
Houston MSA
Texas
USA

Note: Deposit market share based on FDIC data as of June 30, 2023.
1) Houston Region defined as the Houston-Pasadena-The Woodlands and Beaumont-Port Arthur MSAs; Excludes non-retail branches.
Source: S&P Capital IQ Pro, Houston.org, Texas Medical Center, and Wallet Hub.

stellar BANCORP, INC.
14

Diversified and Growing Economy

Commentary

- Houston's economy has become much more diversified over the years, while remaining the energy capital of the United States
- Most of Houston's job sectors are growing at a faster rate than U.S.
- Transportation, warehousing, and utility services showed a large gain over the last year versus the United States

Diversified Economy by Job Sector[1]



Other Services 4%
Mining and Logging 2%
Information 1%
Wholesale Trade 5%
Professional and Business Services 16%
Financial Activities 5%
Transportation, Warehousing, and Utilities 6%
Education and Health Services 14%
Construction 7%
Manufacturing 7%
Government 13%
Retail Trade 9%
Leisure and Hospitality 10%

1) Data is preliminary as of February 2024, from the U.S. Bureau of Labor Statistics
Source: U.S. Bureau of Labor Statistics

Houston vs. U.S. Job Change by Industry (Feb '23 – Feb. '24)[1]



Mining and Logging
(0.7)%
Private Education and Health Services
5.3%
Financial Activities
0.1%
Leisure and Hospitality
1.9%
Professional and Business Services
1.6%
Information
(2.4)%
Wholesale Trade
1.9%
Transportation, Warehousing, and Utilities
2.5%
Government
4.4%
Total Nonfarm
2.4%
Manufacturing
3.3%
Construction
0.5%
Retail Trade
0.0%
Other Services
4.8%
United States
Houston MSA

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15

2.0 3.0 4.0 5.0 6.0 7.0 2.0 2.5 3.0 3.5 2007 2009 2011 2013 2015 2017 2019 2021 2023 Houston is a Resilient Market 16  Since the Great Recession, Houston has proven its resiliency, weathering economic cycles and natural disasters − Houston welcomed 2.1 million new residents and created over 965 thousand jobs since 2007 P o p u la tio n (M ) O il P ri c e D e c lin e G re a t R e c e s s io n Ik e H a rv e y C O V ID -1 9 E m p lo y m e n t (M ) Employment Population1) Data is preliminary as of February 2024, from the U.S. Bureau of Labor Statistics Source: U.S. Bureau of Labor Statistics, Texas Workforce Commission

92,198 (150,000) (100,000) (50,000) 0 50,000 100,000 150,000 D a lla s H o u s to n T a m p a A tl a n ta P h o e n ix M ia m i D e n v e r W a s h in g to n B o s to n M in n e a p o lis R iv e rs id e S e tt le B a lt im o re P h ila d e lp h ia D e tr o it S a n D ie g o S a n F ra n c is c o C h ic a g o L o s A n g e le s C h ic a g o Houston’s Growth Projected to Continue 17 Source: S&P Capital IQ Pro; U.S. Census Bureau. 2010-2024 Population Change (%) Houston had the second highest net migration in 2023 20 most populated metros 3.93% 0.31% -0.48% 27.64% 27.00% 21.95% 8.88% New York MSA Los Angeles MSA Chicago MSA Dallas MSA Houston MSA Texas U.S. • Houston has seen tremendous growth over the past ten years, aided by the relocation of multiple Fortune 500 companies • The continued growth of the Houston metro will strengthen and diversify the greater economy, benefiting the businesses and constituents Houston added over 90,000 people by net migration in 2023, second only to Dallas

$92,406 $89,429 $85,119 $82,998 $75,557 $73,203 $75,874 New York MSA Los Angeles MSA Chicago MSA Dallas MSA Houston MSA Texas U.S. $800,000 $982,500 $363,500 $450,000 $339,000 $344,800 $420,357 New York Los Angeles Chicago Dallas Houston Texas U.S. 8.7x 11.0x 4.3x 5.4x 4.5x 4.7x 5.5x New York MSA Los Angeles MSA Chicago MSA Dallas MSA Houston MSA Texas U.S. Housing Market and Cost of Living 18 • Cost of living in Houston is 5.9% less than that of the U.S. market average while the median household income is in line with U.S. median • Houston is #1 in U.S. annual new home construction 2 0 2 4 M e d ia n H o u s e h o ld I n c o m e 2 0 2 4 M e d ia n H o m e P ri c e (1) M e d ia n H o m e P ri c e t o H H I R a ti o (1) Home price shown for each respective city Source: S&P Capital IQ Pro; Redfin (March 2024); Houston.org

Appendix: Non-GAAP Reconciliation(1) 19 (1) See the disclosure under the heading “GAAP Reconciliation of Non-GAAP Financial Measures” on slide 2 regarding the use of non-GAAP financial measures. (2) Interim periods annualized. Total shareholders’ equity $ 1,530,698 $ 1,521,018 Less: Goodw ill and core deposit intangibles, net 607,831 614,030 Tangible shareholders’ equity $ 922,867 $ 906,988 Shares outstanding at end of period 53,551 53,291 Tangible book value per share $ 17.23 $ 17.02 Total assets $ 10,729,222 $ 10,647,139 Less: Goodw ill and core deposit intangibles, net 607,831 614,030 Tangible assets $ 10,121,391 $ 10,033,109 Tangible equity to tangible assets 9.12% 9.04% Net interest income (tax equivalent) $ 102,207 $ 106,121 Less: Purchase accounting accretion 8,551 11,726 Adjusted net interest income (tax equivalent) $ 93,656 $ 94,395 Average earning assets $ 9,645,544 $ 9,576,927 Net interest margin (tax equivalent)(2) 4.26% 4.40% Net interest margin (tax equivalent) excluding PAA (2) 3.91% 3.91% Interest on loans, as reported $ 134,685 $ 139,114 Less: Purchase accounting accretion (loans) 8,551 11,726 Interest on loans w ithout loan discount accretion $ 126,134 $ 127,388 Average loans $ 7,938,824 $ 7,973,780 Loan yield, as reported 6.82% 6.92% Loan yield, w ithout discount accretion 6.39% 6.34% Interest on interest-earning assets, as reported $ 148,423 $ 152,175 Less: Purchase accounting accretion (loans) 8,551 11,726 Interest on interest-earnings assets w ithout loan discount accretion $ 139,872 $ 140,449 Average interest-earnings assets $ 9,645,544 $ 9,576,927 Yield on interest-earnings assets, as reported 6.19% 6.30% Yield on interest-earnings assets, w ithout discount accretion 5.83% 5.82% (Dollars in thousands) Q1 2024 Q4 2023

20 NYSE: STEL